UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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PEACHTREE ALTERNATIVE STRATEGIES FUND

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Peachtree Alternative Strategies Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

October [●], 2021

Dear Shareholder,

Please take a moment to read this letter and the enclosed proxy statement about some important matters pertaining to your investments.  We need your help with the upcoming special meeting of shareholders (the “Meeting”) of the Peachtree Alternative Strategies Fund (the “Fund”) to vote on an important proposal affecting the Fund.  The Meeting will be held on November 19, 2021, at the offices of the Fund’s administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 at 10:00 am Eastern time.  For the reasons described below, we are asking shareholders of the Fund to:

(1)	Approve a new investment advisory agreement between the Fund and HB Wealth Management, LLC (“HBWM”), a newly formed subsidiary of Homrich & Berg, Inc. (“H&B”), the Fund’s previous investment adviser, an action that is necessary because of certain transactions that resulted in changes to the ownership structure of H&B that constituted a presumptive change of control of H&B, resulting in an assignment of the investment advisory agreement between the Fund and H&B previously in effect and its termination under the terms of that agreement and the requirements of the Investment Company Act of 1940, as amended; and
(2)	Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The question-and-answer section that follows discusses this proposal.  The proxy statement itself provides greater detail about the proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose any one of the five ways listed in the enclosed proxy card to vote. We request that you carefully consider these items and vote in a timely manner before the Meeting scheduled for November 19, 2021.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

Ford Donohue

President of Peachtree Alternative Strategies Fund

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.       Why am I receiving this proxy statement?

A.       You are receiving these proxy materials — including the proxy statement and your proxy card — because you have the right to vote on one or more important proposals concerning the Peachtree Alternative Strategies Fund (the “Fund”) at a special meeting of shareholders to be held on November 19, 2021, at the offices of the Fund’s administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 at 10:00 am Eastern time. Shareholders of the Fund are being asked to vote on the approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and HB Wealth Management, LLC (“HBWM”), a newly formed subsidiary of Homrich & Berg, Inc. (“H&B”), the Fund’s previous investment adviser, because of certain transactions that resulted in changes to the ownership structure of H&B that constituted a presumptive change of control of H&B, resulting in an assignment of the investment advisory agreement between the Fund and H&B previously in effect (the “Previous Advisory Agreement”) and its termination under the terms of that agreement and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Q.       Why am I being asked to approve the New Advisory Agreement?

A.       As required by section 15(b) of the 1940 Act, the Previous Advisory Agreement between the Fund and H&B automatically terminated upon its “assignment,” a term which encompasses a direct or indirect change in control of H&B.  In effect, this provision requires the Fund’s shareholders to vote on a new investment advisory agreement whenever the voting ownership control of the Fund’s investment adviser changes.  The provision is designed to ensure that shareholders have a say in determining the company or persons that manage their fund.

H&B entered into an agreement to sell a minority ownership interest in its firm to NMSEF I Holdings V, L.P. (“NMSEF”) (as successor to New Mountain Strategic Equity Fund I, L.P. by assignment) and NMC HB, Inc. (“NMCHB”), both of which are affiliates of New Mountain Capital, LLC, a growth-oriented investment firm with over $30 billion in assets under management (NMSEF and NMCHB are hereinafter collectively referred to as “New Mountain”). To effectuate this agreement, H&B created a new subsidiary, HBWM, and contributed substantially all of its assets to HBWM in exchange for a majority ownership interest (59.15%) in HBWM, with other legacy owners of H&B owning an additional 0.85% interest in HBWM through an entity known as HB Legacy Owners LLC. NMSEF and NMCHB then invested in HBWM in exchange for a minority ownership interest in HBWM (NMSEF 38.82% and NMCHB 1.18%) (the “New Mountain Transaction”). In connection with these transactions, HBWM assumed the rights and obligations formerly held by H&B. The New Mountain Transaction closed on September 30, 2021, and HBWM now serves as the interim investment adviser to the Fund pursuant to an interim investment advisory agreement between the Fund and HBWM that was approved by the Fund’s Board of Trustees (the “Board”) on September 22, 2021 (the “Interim Advisory Agreement”).

Under the 1940 Act, which applies to the Fund, a person or entity that owns more than 25% of the voting interest in a company is presumptively deemed to be a control person of that company, while a person or entity that owns 25% or less of the voting interest in a company is presumptively deemed not to be a control person of that company. Prior to the New Mountain Transaction, Andrew Berg, H&B’s Chief Executive Officer and Founder, was H&B’s only presumptive control person based on his greater than 25% voting ownership percentage. Shortly after the New Mountain Transaction, Mr. Berg sold some of his voting interests in H&B to other H&B employees such that his voting ownership interest in H&B decreased to below 25% (the “H&B Internal Transactions”). Consequently, following the New Mountain Transaction and the H&B Internal Transactions (collectively referred to as the “Transactions”), Mr. Berg is no longer a presumptive control person of H&B by virtue of his ownership interest in H&B. In addition, because Mr. Berg does not indirectly own a greater than 25% ownership interest in HBWM, he is not a presumptive control person of that entity. H&B and NMSEF are HBWM’s only presumptive direct or indirect control persons by virtue of their voting ownership interests in HBWM. New Mountain Strategic Investments GP I, LLC (“NMSI”), which serves as the General Partner of NMSEF, likely would also be viewed as a control person of NMSEF by virtue of that relationship, and therefore also may be viewed as an indirect control person of HBWM. No other person or entity owns a greater than 25% ownership interest in NMSEF.

Pursuant to the Previous Advisory Agreement, H&B served as investment adviser to the Fund. Because the 1940 Act presumptively defines the owner of a greater than 25% voting interest in a company as a control person of that company, the consummation of the Transactions resulted in a change of control of H&B. Under the 1940 Act and the terms of the Previous Advisory Agreement, the consummation of the Transactions constituted an assignment of the Previous Advisory Agreement, resulting in its immediate termination.  Therefore, under the terms of the Previous Advisory Agreement and the requirements of the 1940 Act, it is necessary for shareholders of the Fund to approve the New Advisory Agreement.

In anticipation of the consummation of the Transactions, at a meeting of the Board held on September 22, 2021, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), approved as in the best interest of the Fund and its shareholders, the Interim Advisory Agreement that became effective on September 30, 2021. In addition, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement, subject to shareholder approval, to replace the Interim Advisory Agreement prior to its termination. The Interim Advisory Agreement terminates upon the earlier of 150 days from the date the previous contract terminated or the date the New Advisory Agreement is approved by the shareholders of the Fund. Under the 1940 Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Advisory Agreement to a vote of the shareholders of the Fund. As a shareholder of the Fund, you are entitled to vote on the New Advisory Agreement for the Fund.

Q.       What ownership changes resulted from the Transactions?

A.       As described above, after the consummation of the Transactions, H&B became a majority owner of HBWM’s voting interests and NMSEF became a minority owner of HBWM’s voting interests. In addition, Mr. Berg sold some of his voting interests in H&B to other H&B employees and decreased his voting interests in H&B. Therefore, Mr. Berg is no longer a presumptive control person of H&B by virtue of his ownership interest in H&B and he is not a presumptive indirect control person of HBWM. H&B and NMSEF are HBWM’s only presumptive direct or indirect control persons by virtue of their ownership interests in HBWM. NMSI, which serves as the General Partner of NMSEF, likely would be viewed as a control person of NMSEF by virtue of that relationship, and therefore also may be viewed as an indirect control person of HBWM.

Q.       What is HB Wealth Management, LLC?

A.       HBWM is a recently formed subsidiary of H&B and is majority owned by H&B. HBWM assumed the rights and obligations formerly held by H&B and serves as the interim investment adviser to the Fund pursuant to the Interim Advisory Agreement. HBWM is registered with the SEC as an investment adviser.

Q.       How would this affect my account with the Fund?

A.       The Transactions and the implementation of the New Advisory Agreement will not affect your account.  You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the change of control.  In addition, the Fund’s portfolio managers, Ford Donohue and Stephanie Lang, will continue managing the Fund without interruption. There are no material differences among the New Advisory Agreement, the Interim Advisory Agreement and the Previous Advisory Agreement with respect to the services provided by the investment adviser and the management fees paid to the investment adviser, as discussed in more detail in the enclosed proxy statement.  The New Advisory Agreement will become effective immediately upon the approval by the shareholders of the Fund.

Q.       How will my approval of the New Advisory Agreement affect the management and operation of the Fund?

A.       The Fund’s investment strategies will not change as a result of the New Advisory Agreement.  There will be no change to the Fund’s portfolio management, investment objectives, principal investment strategies or principal risks.

Q.       How do the Transactions affect the fees and expenses I pay as a shareholder of the Fund?

A.       The fees and expenses that you pay as a shareholder of the Fund will not increase as a result of the Transactions.  The approval of the New Advisory Agreement will not result in an increase in the Fund’s management fee and the Fund will not bear any portion of the costs associated with the Transactions or any costs and expenses associated with this proxy.

Q.       Are there any material differences among the Previous, Interim and New Advisory Agreements?

A.       There are no material differences among the Fund’s Previous Advisory Agreement with H&B, the Fund’s Interim Advisory Agreement with HBWM and the Fund’s New Advisory Agreement with HBWM with respect to the services provided by the investment adviser and the management fees paid to the investment adviser.  Each of the Previous Advisory Agreement, the

Interim Advisory Agreement and the New Advisory Agreement contain identical fee structures.  Each agreement provides that the investment adviser shall receive a management fee from the Fund at an annual rate equal to 0.75% based on the Institutional Shares’ month end net asset value. H&B is currently waiving its entire management fee. However, the Interim Advisory Agreement is different from the Previous Advisory Agreement and the New Advisory Agreement in that it contains provisions that: (1) impose a maximum duration of 150 days from the date the Previous Advisory Agreement terminated; (2) authorize the Fund’s Board or a majority of the Fund’s outstanding voting securities to terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Adviser; (3) require the compensation earned under the Interim Advisory Agreement to be held in an interest-bearing escrow account with the Fund’s custodian or a bank; (4) require the amount in the escrow account (including interest earned) to be paid to the Adviser if a majority of the Fund’s outstanding voting securities approve the New Advisory Agreement by the end of the 150-day period; and (5) require the Adviser be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned ) if a majority of the Fund’s outstanding voting securities do not approve the New Advisory Agreement.

Q.       Are there any material differences among the Previous, Interim and New Expense Limitation Agreements?

A.       No.  There are no material differences among the Fund’s previous expense limitation agreement with H&B, the Fund’s interim expense limitation agreement with HBWM and the Fund’s new expense limitation agreement with HBWM.  Each agreement caps the Fund’s operating expenses, as identically defined in each agreement, at 1.25%. Under each agreement, expenses reimbursed and/or fees reduced by the investment adviser may be recouped by the investment adviser for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived and any expense limit in effect at the time of recoupment.

Q.       Will HBWM Continue to Voluntarily Waive its Management Fee to the Fund?

Because most of the Fund’s shareholders are also fee-paying clients of H&B, H&B has voluntarily waived its full management fee to the Fund since the Fund’s inception, but has reserved the right to charge that fee prospectively, subject to rebate requirements to Fund shareholders who are clients of the Adviser, if there is sufficient demand from outside investors. Such waived fees are not subject to recoupment under the Previous, Interim and New Expense Limitation Agreements. HBWM intends to continue to voluntarily waive its full management fee to the Fund, but reserves the right to charge that fee prospectively, subject to the same conditions.

Q.       How does the Fund’s Board of Trustees recommend that I vote?

A.       After careful consideration, the Board, including its Independent Trustees voting separately, having determined that the Proposal is in the best interest of the Fund and its shareholders, unanimously recommends that shareholders vote to APPROVE the New Advisory Agreement in the Proposal.

Q.       Who is eligible to vote?

A.       Any person who owns shares of the Fund on the “record date,” which is September [●], 2021 (even if that person subsequently redeems those shares), is eligible to vote on the Proposal.

Q.       Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.       The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by H&B, HBWM and/or their affiliates. H&B, HBWM and/or their affiliates will not seek reimbursement for the any costs associated with the proxy.

Q.       What vote is required to approve the Proposal?

A.       The proposal to approve the New Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act and the terms of the Previous Advisory Agreement, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. A majority of the votes cast at the Meeting, either in person or by proxy, is required to approve any adjournment(s) of the Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q.       What happens if the Proposal is not approved?

A.       If the shareholders of the Fund do not approve the New Advisory Agreement, the Proposal will not take effect. In the event the Proposal does not take effect, the Interim Advisory Agreement will continue until its expiration. The Board will consider other possible options available to the Fund, including, without limitation, seeking another investment adviser for the Fund, authorizing the Fund to be converted into an unregistered fund, or possibly closing the Fund.

Q.       How can I cast my vote?

A.       You may vote in any of five ways:

•	By telephone, by dialing toll-free [●] to reach an automated touchtone voting line.
•	By telephone with a live operator when you call toll-free [●] Monday through Friday 9 a.m. to 10 p.m. Eastern time.
•	Online at proxyonline.com using your proxy control number found below.
•	By mailing in your signed and voted proxy card in the postage paid envelope provided.
•	In person at the meeting at the Fund’s offices in Cincinnati.

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS

PEACHTREE ALTERNATIVE STRATEGIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on November 19, 2021

Notice is hereby given that Peachtree Alternative Strategies Fund (the “Fund”) will hold a special meeting of shareholders (the “Meeting”) of the Fund on November 19, 2021, at the offices of the Fund’s administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 at 10:00 am Eastern time.

The purpose of the Meeting is to consider and act upon the following proposal (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof:

1.	To approve a new Investment Advisory Agreement between HB Wealth Management, LLC (“HBWM”) and the Fund.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Fund unanimously recommends that you APPROVE the Proposal.

Shareholders of record of the Fund at the close of business on the record date, September [●], 2021, are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponements thereof.  The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about October [●], 2021, to such shareholders of record.

By Order of the Board of Trustees,

Jesse D. Hallee
Secretary

Peachtree Alternative Strategies Fund

Cincinnati, Ohio

October [●], 2021

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone voting and internet voting instructions found on the enclosed proxy card.  Alternatively, you may cast your votes on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  To avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Peachtree Alternative Strategies Fund

PROXY STATEMENT

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

SPECIAL MEETING OF SHAREHOLDERS

November 19, 2021

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Peachtree Alternative Strategies Fund (the “Fund”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Fund to be held on November 19, 2021 (the “Meeting”) at the offices of the Fund’s administrator, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 at 10:00 am Eastern time. The purpose of the Meeting is: (1) to seek shareholder approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and HB Wealth Management, LLC (“HBWM”); and (2) to transact such other business as may be properly brought before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on the record date, established as September [●], 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about October [●], 2021.

 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 19, 2021:

Please read the proxy statement before voting on the proposal.  If you need additional copies of this proxy statement or proxy card, please contact AST Fund Solutions at [●].  Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.  Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of the Fund’s annual report for the fiscal year ended April 30, 2021, or the most recent semi-annual report, please contact the Fund at (800) 657-3812 or write to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.

DESCRIPTION OF PROPOSAL 1
APPROVAL OF NEW INVESTMENT ADVISORY AREEMENT

Background

The solicitation of shareholder votes on Proposal 1 is necessitated because of a change of control at Homrich & Berg, Inc. (“H&B”), the previous investment adviser of the Fund. H&B entered into an agreement to sell a minority ownership interest in its firm to NMSEF I Holdings V, L.P. (“NMSEF”) (as successor to New Mountain Strategic Equity Fund I, L.P. by assignment) and NMC HB, Inc. (“NMCHB”), both of which are affiliates of New Mountain Capital, LLC, a growth-oriented investment firm with over $30 billion in assets under management (NMSEF and NMCHB are hereinafter collectively referred to as “New Mountain”). To effectuate this agreement, H&B created a new subsidiary, HBWM, and contributed substantially all of its assets to HBWM in exchange for a majority ownership interest (59.15%) in HBWM, with other legacy owners of H&B owning an additional 0.85% interest in HBWM through an entity known as HB Legacy Owners LLC. NMSEF and NMCHB then invested in HBWM in exchange for a minority ownership interest in HBWM (NMSEF 38.82% and NMCHB 1.18%) (the “New Mountain Transaction”). In connection with these transactions, HBWM assumed the rights and obligations formerly held by H&B. The New Mountain Transaction closed on September 30, 2021, and HBWM now serves as the interim investment adviser to the Fund pursuant to an interim investment advisory agreement between the Fund and HBWM that was approved by the Fund’s Board of Trustees (the “Board”) on September 22, 2021 (the “Interim Advisory Agreement”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), which applies to the Fund, a person or entity that owns more than 25% of the voting interest in a company is presumptively deemed to be a control person of that company, while a person or entity that owns 25% or less of the voting interest in a company is presumptively deemed not to be a control person of that company. Prior to the New Mountain Transaction, Andrew Berg, H&B’s Chief Executive Officer and Founder, was H&B’s only presumptive control person based on his greater than 25% voting ownership percentage. Shortly after the New Mountain Transaction, Mr. Berg sold some of his voting interests in H&B to other H&B employees such that his voting ownership interest in H&B decreased to below 25% (the “H&B Internal Transactions”). Consequently, following the New Mountain Transaction and the H&B Internal Transactions (collectively referred to as the “Transactions”), Mr. Berg is no longer a presumptive control person of H&B by virtue of his ownership interests in H&B. In addition, because Mr. Berg does not indirectly own a greater than 25% ownership interest in HBWM, he is not a presumptive control person of that entity. H&B and NMSEF are HBWM’s only presumptive direct or indirect control persons by virtue of their voting ownership interests in HBWM. New Mountain Strategic Investments GP I, LLC, which serves as the General Partner of NMSEF, likely would be viewed as a control person of NMSEF by virtue of that relationship, and therefore also may be viewed as an indirect control person of HBWM. No other person or entity owns a greater than 25% ownership interest in NMSEF.

Pursuant to the previous investment advisory agreement between the Fund and H&B (the “Previous Advisory Agreement”), H&B served as investment adviser to the Fund. Because the 1940 Act presumptively defines the owner of a greater than 25% voting interest in a company as a control person of that company, the consummation of the Transactions resulted in a change of control of H&B. Under the 1940 Act and the terms of the Previous Advisory Agreement, the consummation of the Transactions constituted an assignment of the Previous Advisory Agreement, resulting in its immediate termination.  Therefore, under the terms of the Previous Advisory Agreement and the requirements of the 1940 Act, it is necessary for shareholders of the Fund to approve the New Advisory Agreement.

In anticipation of the consummation of the Transactions, at a meeting of the Board held on September 22, 2021 (the “September Meeting”), the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), approved as in the best interest of the Fund and its shareholders, the Interim Advisory Agreement that became effective on September 30, 2021. In addition, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement, subject to shareholder approval, to replace the Interim Advisory Agreement prior to its termination. The Interim Advisory Agreement terminates upon the earlier of 150 days from the date the previous contract terminated or the date the New Advisory Agreement is approved by the shareholders of the Fund. Under the 1940 Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Advisory Agreement to a vote of the shareholders of the Fund. As a shareholder of the Fund, you are entitled to vote on the New Advisory Agreement for the Fund.

If Proposal 1 is approved by shareholders of the Fund, HBWM will serve as the investment adviser to the Fund for an initial two-year period from the effective date of the New Advisory Agreement.  The change of control of H&B is not expected to have any material impact on the day-to-day portfolio management of the Fund.

Information About the Fund

The Fund is a closed-end management investment company organized as a Delaware statutory trust. Ultimus Fund Distributors, LLC (the “Distributor”) is the distributor of the Fund’s shares. The Distributor is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Fund’s administrator is Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Information About H&B

H&B, a Georgia corporation, served as the investment adviser to the Fund until September 30, 2021 and is located at 3550 Lenox Rd. NE, Suite 2700, Atlanta, GA 30326. H&B operated as an SEC-registered investment adviser since it was established in 1989 until [●], 2021. H&B provided investment advisory services to private investment funds until September 30, 2021. As of September 29, 2021, H&B had approximately $10 billion in assets under management. As of September 29, 2021, Andrew Berg, Franklin Butterfield, Adam Fuller, Andrew Klepchick, William Bolen, Christopher Casdia, Thomas Carroll, Kyle Glenn, and James Hennessy collectively were the control persons of H&B. Stephanie Lang is the Chief Investment Officer of H&B and is the Fund’s Interested Trustee. Ford Donohue is Director, Investments, for H&B and is President and Principal Executive Officer of the Fund.

The following table sets forth the name and principal occupation of each control person of H&B as of September 29, 2021, each of whom is located at H&B’s principal office location.

Name	Principal Occupation
Andrew Berg	Principal; Chief Executive Officer of H&B and member of the Board of Directors
Franklin Butterfield	Principal; member of the H&B Investment Committee and member of the Board of Directors
Adam Fuller	Principal; member of the H&B Investment Committee and member of the Board of Directors
Andrew Klepchick	Principal; member of the H&B Investment Committee and member of the Board of Directors
William Bolen	Principal; member of the H&B Investment Committee and member of the Board of Directors
Thomas Carroll	Principal; President of H&B and member of the Board of Directors
Christopher Casdia	Chief Compliance Officer of H&B
Kyle Glenn	Chief Operating Officer of H&B
James Hennessy	Chief Financial Officer of H&B

Information About HBWM

HBWM, a Georgia limited liability company, serves as the interim investment adviser to the Fund and is located at 3550 Lenox Rd. NE, Suite 2700, Atlanta, GA 30326. HBWM was registered with the SEC as an investment adviser on October [●], 2021. HBWM provides investment advisory services to the Fund and private investment funds. As of September 30, 2021, HBWM had approximately $10 billion in assets under management. As of September 30, 2021, Andrew Berg, Adam Fuller, Andrew Klepchick, William Bolen, Christopher Casdia, Thomas Carroll, Kyle Glenn, James Hennessy, Peter Masucci, Robert Mulcare, Robert Roberts, H&B and NMSEF collectively are the control persons of HBWM. Stephanie Lang is the Chief Investment Officer of HBWM and is the Fund’s Interested Trustee. Ford Donohue is Director, Investments, for HBWM and is President and Principal Executive Officer of the Fund.

The following table sets forth the name and principal occupation of each control person of HBWM as of September 30, 2021, each of whom is located at HBWM’s principal office location.

Name	Principal Occupation
Andrew Berg	Chief Executive Officer of HBWM
Adam Fuller	Manager of HBWM
Andrew Klepchick	Manager of HBWM
William Bolen	Manager of HBWM
Thomas Carroll	Manager of HBWM
Peter Masucci	Manager of HBWM
Robert Mulcare	Manager of HBWM
Robert Roberts	Manager of HBWM
Christopher Casdia	Chief Compliance Officer of HBWM
Kyle Glenn	Chief Operating Officer of HBWM
James Hennessy	Chief Financial Officer of HBWM

Impact of the Transaction on the Previous Advisory Agreement

Shareholders of the Fund are being asked to approve the New Advisory Agreement.  Under the 1940 Act, the consummation of the Transactions constitutes an “assignment” (as defined in the 1940 Act) of the Previous Advisory Agreement.  As required under the 1940 Act, the Previous Advisory Agreement provides for its automatic termination in the event of its assignment.  Accordingly, the Previous Advisory Agreement terminated upon the consummation of the Transactions.

If the shareholders of the Fund do not approve the New Advisory Agreement, the Proposal will not take effect. In the event the Proposal does not take effect, the Interim Advisory Agreement will continue until its expiration. The Board will consider other possible options available to the Fund, including, without limitation, seeking another investment adviser for the Fund, authorizing the Fund to be converted into an unregistered fund, or possibly closing the Fund.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor whereby an investment adviser or any of its affiliated persons may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser that results in an assignment of an investment advisory agreement if two conditions are satisfied: (1) for a period of three years after the time of such a transaction, at least 75% of the members of the board of trustees of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or predecessor investment adviser; and (2) for a period of two years after the time of such a transaction, there is no “unfair burden” imposed on any such investment company as a result of the transaction or any express or implied terms, conditions, or undertakings applicable thereto.

H&B and HBWM have carefully structured the Transactions so as to protect the interests of the Fund and its shareholders.  But for the fact that the Board, which consists of three trustees, will not have a 75% majority of Independent Trustees, as only two of the three trustees are independent, the parties believe the Transactions would fit within the safe harbor of Section 15(f) of the 1940 Act.  Specifically, the parties, including the Independent Trustees, have concluded that no unfair burden will be imposed on the Fund as a result of the Transactions.

As a non-exclusive safe harbor, an investment adviser can either comply with the conditions of Section 15(f), and obtain the benefits of the safe harbor, or not comply and act to ensure that the adviser complies with all of its fiduciary duties.  To comply with the condition of Section 15(f) related to board composition would have required the Fund to either replace Stephanie Lang, its Interested Trustee, with a new Independent Trustee, or immediately hire an additional Independent Trustee. In light of their discussions, the Trustees, including all of the Independent Trustees, considered the composition of the Board in light of Section 15(f) and determined that it is in the best interest of the Fund and its shareholders to retain Ms. Lang as a member of the Board.  They believe that causing Ms. Lang to immediately resign in order to comply strictly with Section 15(f) would disrupt the continuity of the Board and deny shareholders of the valued services, insight and experiences Ms. Lang brings to the Board.  The Trustees noted that Ms. Lang has no ownership control relationship with H&B or HBWM and the Trustees considered the significant costs and burdens involved with immediately hiring an additional Independent Trustee, in light of the size of the Fund. The Fund believes the current composition of the Board, with a 67% majority of Independent Trustees and an Independent Chair, as contemplated by Rule 0-1(a)(7) of the 1940 Act, adequately protects the interests of Fund shareholders.  In addition, each Trustee, whether or not independent, owes a fiduciary duty to shareholders that aligns the Trustee’s interests with those of the Fund.

HBWM informed the Board that it does not intend to impose an unfair burden on the Fund for so long as the requirements of Section 15(f) apply, and has also committed to include in the New Advisory Agreement a representation and warranty that it will abide by the terms of Section 15(f) of the 1940 Act in relation to the Transactions. As described in this proxy statement, HBWM has agreed to enter into a new expense limitation agreement (the “New ELA”), the terms of which are materially the same as the interim expense limitation agreement between HBWM and the Fund (the “Interim ELA”) and the previous expense limitation agreement between H&B and the Fund (the “Previous ELA”). Pursuant to the New ELA, HBWM will continue to waive management fees and reimburse expenses to limit the Fund’s total annual operating expenses attributable to the Institutional Shares of the Fund to 1.25% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Finally, shareholders of the Fund will not bear any costs or expenses associated with the Transactions or this proxy because H&B, HBWM and/or their affiliates will pay any costs and expenses related thereto.

Terms of the Previous, Interim and New Advisory Agreements and Expense Limitation Agreements

A copy of the New Advisory Agreement is attached as Exhibit A and a copy of the New ELA is attached as Exhibit B.  The descriptions below are summaries that discuss all relevant and material terms of those agreements.  However, you should refer to Exhibit A for the full text of the New Advisory Agreement and Exhibit B for the full text of the New ELA.  There are no material differences among the terms of the New Advisory Agreement, the Interim Advisory Agreement and the Previous Advisory Agreement with respect to the services provided by the investment adviser and with respect to the management fees paid to the investment adviser.

Previous Advisory Agreement and Previous ELA. H&B, the Fund’s previous investment adviser, provided investment advisory services to the Fund pursuant to the Previous Advisory Agreement that became effective upon the commencement and launch of the Fund and continued until September 30, 2021. The Previous Advisory Agreement with respect to the Fund was approved by Fund shareholders on October 31, 2016.  The renewal of  the Previous Advisory Agreement was most recently approved by the Board and its Independent Trustees voting separately at a meeting held on June 25, 2021 called specifically for that purpose.

Under the Previous Advisory Agreement, H&B received a management fee from the Fund at an annual rate equal to 0.75% payable monthly based on the Institutional Shares’ month end net asset value (“NAV”). H&B also contractually agreed under the Previous ELA to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares to 1.25% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Expenses reimbursed and/or fees reduced by the investment adviser may be recouped by the investment adviser for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived.

For the fiscal year ended April 30, 2021, the accrued management fee was $1,526,893, and H&B voluntarily waived 100% of its management fee. This voluntary waiver may be terminated at any time, and fees waived voluntarily are not subject to recoupment. For the fiscal year ended April 30, 2021, the Fund did not pay any commissions to an affiliated broker.

Assignment and Termination of the Previous Advisory Agreement. Under the 1940 Act, an investment advisory agreement automatically terminates upon an “assignment.” The consummation of the Transactions resulted in a presumptive change in control of H&B and was considered an “assignment” under applicable law, resulting in the automatic termination of the Previous Advisory Agreement on September 30, 2021.

Interim Advisory Agreement and Interim ELA. In anticipation of the consummation of the Transactions, the Board, including a majority of the Independent Trustees, approved the Interim Advisory Agreement at the September Meeting. The Interim Advisory Agreement became effective on September 30, 2021. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Advisory Agreement did not require shareholder approval.

In deciding to approve the Interim Advisory Agreement, the Board determined, among other things, that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Previous Advisory Agreement and that the compensation under the Interim Advisory Agreement is no greater than the compensation the investment adviser would have received under the Previous Advisory Agreement. As required under Rule 15a-4 under the 1940 Act, the terms and conditions of the Interim Advisory Agreement are the same as the terms and conditions of the Previous Advisory Agreement, with the following exceptions:

(1)	The Interim Advisory Agreement terminates upon the earlier of 150 days from the date the Previous Advisory Agreement terminated (the “150-day period”) or upon the date the New Advisory Agreement between the Fund and HBWM is approved by the shareholders of the Fund;
(2)	The Interim Advisory Agreement may be terminated by the Fund, upon a vote of the Board or a majority of the Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to HBWM;
(3)	The Interim Advisory Agreement requires that all compensation earned under the Interim Advisory Agreement be held in an interest-bearing escrow account with the Fund’s custodian;
(4)	If shareholders approve the New Advisory Agreement with HBWM by the end of the 150-day period, HBWM will be paid the entire amount in the escrow account

(including the interest earned). If shareholders of the Fund do not approve the New Advisory Agreement with HBWM by the end of the 150-day period, then HBWM will be paid, out of the escrow account, the lesser of: (x) any reasonable costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (y) the total amount in the escrow account (plus interest earned on the amount while in escrow); and

(5)	Such other differences in terms and conditions as the Board, including a majority of the Independent Trustees, found to be immaterial.

In addition, at the September Meeting, the Board approved the Interim ELA. The Interim ELA became effective on September 30, 2021, and its terms are substantially similar to the terms of the Previous ELA, except that the Interim ELA will expire at the end of the term of the Interim Advisory Agreement. The Previous ELA was set to expire on August 31, 2022; however, by its terms it expired upon the termination of the Previous Advisory Agreement.

Under the Interim ELA, HBWM has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares to 1.25% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Expenses reimbursed and/or fees reduced by the investment adviser may be recouped by the investment adviser for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived.

New Advisory Agreement and New ELA. Also at the September Meeting, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement to replace the Interim Advisory Agreement upon its termination, subject to the approval of the Fund’s shareholders. Under the 1940 Act, the New Advisory Agreement requires shareholder approval in order to become effective.

The terms and conditions of the New Advisory Agreement are substantially similar to those of the Previous Advisory Agreement and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date. The New Advisory Agreement will become effective on the date of approval by the shareholders of the Fund and will have an initial term of two years; and
2)	The addition of a representation and warranty by HBWM that it will abide by the terms of Section 15(f) of the 1940 Act in relation to the Transactions.

The terms of the New Advisory Agreement are also substantially similar to those of the Interim Advisory Agreement except for the changes described above and the various provisions included in the Interim Advisory Agreement as required under Rule 15a-4 under the 1940 Act (as discussed above).

If approved by the shareholders of the Fund, the Fund will enter into the New Advisory Agreement with HBWM. Similar to the terms of the Previous Advisory Agreement, the terms of the New Advisory Agreement provide that HBWM, as investment adviser to the Fund, will provide portfolio management services to the Fund, subject to the general supervision of the Board. HBWM will be responsible for developing, implementing and supervising the Fund’s continuous investment program in a manner reasonably consistent with the investment objective and policies of the Fund. Under the New Advisory Agreement, HBWM will receive a management fee from the Fund at an annual rate equal to 0.75%, payable monthly, based on the Institutional Shares’ month end NAV, which is the same as the management fee payable under the Previous Advisory Agreement.

The New Advisory Agreement will become effective immediately upon approval by the shareholders of the Fund. The New Advisory Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance, or (b) a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act). Identical to the terms of the Previous Advisory Agreement, the terms of the New Advisory Agreement provide that the Board, the Fund’s shareholders, or HBWM may terminate the agreement at any time, on 60 days’ written notice, without the payment of any penalty. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Also identical to the terms of the Previous Advisory Agreement, the New Advisory Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the New Advisory Agreement; (ii) reckless disregard of its obligations and duties under the New Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty, HBWM will not be subject to any liability to the Fund or any shareholder for any mistake of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains with respect to the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that HBWM may act as investment adviser for any other person, firm or corporation.

At the September Meeting, the Board also approved the New ELA, as the Previous ELA expired upon the termination of the Previous Advisory Agreement. The New ELA will become effective upon shareholder approval of the New Advisory Agreement, and its substantive terms, other than the dates of effectiveness, are identical to the terms of the Previous ELA.

Under the New ELA, HBWM has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares to 1.25% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Expenses reimbursed and/or fees reduced by HBWM may be recouped by HBWM for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived. The New ELA may be terminated by the Board at any time.

Termination of the New ELA shall not affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination, provided that no repayment of such waived fees and/or reimbursed expenses will occur more than three (3) years following the date such waiver or reimbursement was made. Fees that the Adviser waives voluntarily are not subject to recoupment under the New ELA or the Previous ELA. The New ELA would have the same two-year term as the New Advisory Agreement.

Board Approval and Recommendation

The Board approved the New Advisory Agreement at the September Meeting.  Prior to the September Meeting, the Board received and considered information from H&B designed to provide the Board with the information necessary to evaluate the Transactions and the potential impact of the Transactions on the Fund and to consider the approval of the New Advisory Agreement (“Support Materials”). While HBWM will be the contractual party on the New Advisory Agreement, information was requested from H&B because: (1) HBWM was not capitalized and was not yet operational as of the date of the September Meeting; (2) H&B will be HBWM’s majority owner; and (3) H&B was the Fund’s investment adviser as of the date of the September Meeting. In addition, at the September Meeting, representatives of H&B met with the Board and counsel to the Fund and the Independent Trustees (“Counsel”) telephonically to discuss, among other things, the Transactions and the potential benefits to the Fund resulting from the Transactions, such as the benefits resulting from NMSEF’s and NMC’s resources, relationships and experience. The Board also discussed with H&B the plans for the operation of the Fund after the Transactions. As part of the discussion, H&B noted that it did not expect any interruption of the Fund’s daily business as a result of the Transactions and under the New Advisory Agreement. H&B noted that no changes were anticipated in the portfolio management team or the investment approach as a result of the Transactions and that it expected the Fund to continue to be managed using the same investment objective and strategies that have been employed since the Fund’s inception.

Before voting to approve the New Advisory Agreement as in the best interest of the Fund and its shareholders, the Board reviewed the Support Materials with Fund management and with Counsel, and discussed a memorandum from such Counsel discussing the legal standards for the Board’s consideration of the New Advisory Agreement.  In approving the New Advisory Agreement, the Board considered substantially the same factors as it considered in approving the renewal of the Previous Advisory Agreement, which occurred at the Board’s meeting on June 25, 2021, in addition to new information regarding the Transactions and updated performance and expense information for the Fund through April 30, 2021 provided by H&B. In determining whether to approve the New Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services to be provided by HBWM with respect to the Fund; (2) the Fund’s historical performance as managed by H&B under the Previous Advisory Agreement; (3) the costs of the services to be provided by HBWM and the profits to be realized by HBWM from services rendered to the Fund; (4) the extent to which economies of scale may be realized as the Fund grows; (5) whether the management fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other potential benefits to HBWM resulting from its relationship with the Fund.

The Trustees also considered: (1) that H&B represented that the Transactions should not materially affect the Fund’s operation or the level or quality of advisory services provided to the Fund; (2) that H&B represented that the same portfolio management team who currently provides services to the Fund is anticipated to continue to do so upon the closing of the Transactions; and (3) H&B’s agreement to pay for the Fund’s costs and expenses incurred in connection with the Transactions, including without limitation, the costs and expenses of preparing the proxy statement.

In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

In unanimously approving the New Advisory Agreement, the Board considered the following factors and made the following conclusions with respect to the Fund:

Nature, Extent and Quality of Services. The Trustees received and considered various data and information regarding the nature, extent and quality of services to be provided to the Fund by HBWM. The Trustees reviewed the qualifications, background and responsibilities of the members of HBWM’s portfolio management team who will oversee the day-to-day investment management and operations of the Fund and had an opportunity to discuss with the members of the portfolio management team their processes and experience. The Board considered the representations by H&B that no changes are expected in the portfolio management team or investment approach as a result of the Transactions. The Trustees discussed the portfolio management services to be provided to the Fund, including allocating the Fund’s assets to the Portfolio Funds and maintaining the Fund’s diversification across Portfolio Fund strategies. The Trustees also considered HBWM’s plans for marketing the Fund, particularly with respect to attracting investors that are not clients of HBWM. The Trustees also considered HBWM’s process for identifying investment managers and hedge funds in which the Fund will invest and HBWM’s use of an independent third party that provides research services and performs operational due diligence on potential Portfolio Funds. The Trustees discussed the support resources available for investment research, compliance and operations.

The Board also discussed the financial condition of H&B and HBWM and the impact of the Transactions on the financial condition of H&B and its affiliates. After further discussion, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by HBWM.

Performance of the Fund. The Trustees compared the performance of the Fund with the performance of its benchmark indexes, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Aggregate Bond Index”) and the MSCI ACWI NR USD Index (the “MSCI ACWI Index”), and similarly structured multi-strategy fund of hedge funds closed-end funds that provide the possibility for quarterly tender offers (the “Peer Group”). The Trustees considered that, since the Fund’s inception through April 30, 2021, the Fund had an annualized return of 4.5% and had outperformed its absolute return benchmark over this time period. The Trustees also considered that the Fund had outperformed the Aggregate Bond Index and underperformed the MSCI ACWI Index over that time period. The Trustees also considered that the Fund was tied for the third highest sharpe ratio and had the third highest annualized return in the five fund Peer Group for the period from January 1, 2017 through April 30, 2021. After further discussion regarding the investment performance of the Fund, H&B’s experience in managing the Fund, the impact of macro-economic and other factors, the Trustees concluded that they were satisfied with the Fund’s performance.

Cost of Advisory Services and Profitability. The Trustees considered the financial condition of H&B based on its yearly revenues and profit margins. The Trustees next considered information regarding the Fund’s expense ratio and its various components, including the proposed management fee rate for the Fund. The Trustees also considered that the Transactions would result in no changes to the management fee rate to be charged to the Fund under the New Advisory Agreement and that the Fund would pay the same management fee rate it paid under the Previous Advisory Agreement. Further, the Trustees noted that HBWM had agreed to enter into the New ELA, which is materially the same as the Previous ELA. The Trustees also considered the fact that H&B has been voluntarily waiving its entire management fee and HBWM represented that it would continue to do so until there is a critical mass of approximately $20 million and $30 million from investors in the Fund who are not advisory clients of HBWM. The Trustees considered the cost to the Fund for the services provided by the independent third party providing research and due diligence services, as well as the cost savings realized through the use of such independent third party. The Trustees also reviewed H&B’s pro forma profitability analysis over a 12-month period beginning in September 1, 2021, H&B’s estimated operational overhead allocable to the services provided to the Fund and H&B’s insurance arrangements. The Trustees concluded that H&B’s projected profitability was reasonable and that H&B’s assets, coupled with its insurance coverage, were sufficient to cover potential liabilities incurred under the New Advisory Agreement.

Comparative Fee and Expense Data; Economies of Scale. The Trustees noted that H&B voluntarily waived its entire management fee for the past year. The Trustees also noted that while HBWM agreed to cap the Fund’s total expense ratio at 1.25%, the Fund’s total expense ratio was expected to be even lower. The Trustees also considered HBWM’s representation that it would continue to waive its entire management fee until there is a critical mass of approximately $20 million and $30 million from investors in the Fund who are not advisory clients of HBWM. The Trustees noted that H&B’s voluntary fee waiver and the increase in the Fund’s assets since inception have led to lower fees for the Fund’s shareholders, and that currently there were no economies of scale for the benefit of fund investors given the fee waiver. After further discussion, the Trustees concluded that the fees to be paid to HBWM under the New Advisory Agreement and the Fund’s projected overall expenses are reasonable.

Other Benefits. The Trustees considered any collateral benefits that may accrue to HBWM because of its relationship with the Fund. The Trustees considered HBWM’s representation that if the Fund’s assets grow significantly, HBWM may develop relationships with many new investment managers of the hedge funds in which the Fund invests and this may benefit HBWM by providing its advisory clients with access to other investment products offered by the investment managers. The Trustees concluded that the anticipated benefits to be realized by HBWM from managing the Fund were acceptable.

Prior to voting on the proposed New Advisory Agreement, the Independent Trustees convened in executive session with Counsel to discuss matters relating to the Board’s consideration of the New Advisory Agreement. After the completion of the executive session, the Board reconvened to consider the approval of the New Advisory Agreement. Based upon H&B’s presentation at the meeting and the information contained in H&B’s Section 15(c) Response, as well as other information from the Fund’s quarterly Board meetings throughout the year, the Board concluded that the overall arrangements between the Fund and HBWM as set forth in the New Advisory Agreement are fair and reasonable in light of the services performed, fees paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. In their deliberations, the Trustees did not identify any particular factor that was all-important or controlling.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board and the Independent Trustees voting separately unanimously approved the New Advisory Agreement for the Fund on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of Proposal 1 to approve the New Advisory Agreement.

PROPOSAL 2 – TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

The purpose of this Proposal 2 is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposal 1.

One or more adjournments may be made without notice other than an announcement at the Meeting, to the extent permitted by applicable law and the Fund’s governing documents. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Meeting, as adjourned.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on September [●], 2021, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting.  On the Record Date, the Fund had [__________] shares outstanding.

Security Ownership of Management, Trustees and Principal Shareholders

As of the Record Date, to the best of the knowledge of the Fund, no Trustee or officer of the Fund beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in H&B, HBWM, Ultimus, the parent company of the Distributor, or any of their respective affiliates. As of the Record Date, no shareholder is known by the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund.

VOTING INFORMATION

Who is Eligible to Vote

Shareholders of record of the Fund as of the close of business on the Record Date are entitled to vote on the proposal or proposals that relate to the Fund at the Meeting and any adjournments thereof.  Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum

In order for a vote on Proposal 1 to occur at the Meeting, there must exist a quorum of shareholders of the Fund. With respect to the Fund, the presence at the Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Meeting.  For purposes of determining the presence of a quorum, abstentions, and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Meeting, or the vote required to approve Proposal 1 is not obtained, the chairman of the Meeting, in order to permit the further solicitation of proxies, may adjourn the Meeting, subject to approval of Proposal 2, with respect to Proposal 1 from time to time to a date not more than 90 days after the original date of the Meeting without further notice other than announcement at the Meeting. Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Vote Required to Pass the Proposals

As provided under the 1940 Act, approval of the proposal related to the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.  Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of Proposal 1.

Proposal 2 requires the vote of a majority of the votes cast, either in person or by proxy, at the Meeting to approve any adjournment(s) of the Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Proxies and Voting at the Meeting

Shareholders may use the proxy card provided if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting.  Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Fund shown at the beginning of this proxy statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person.  To obtain directions on how to attend the Meeting and vote in person, please call [●].

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Meeting.  If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting

Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares.  Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions.  The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded. Any solicitation will be conducted by H&B, HBWM and/or their affiliates.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $8,334. The cost of solicitation will be paid by H&B, HBWM and/or their affiliates. In addition to the solicitation by mail, officers and employees of H&B, HBWM and/or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile. AST Fund Solutions has been retained as proxy tabulator. The Fund will not bear any expenses in connection with the Transactions, including any costs of soliciting shareholder approval. All such expenses will be borne by H&B, HBWM and/or their affiliates.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this proxy statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the proxy statement, please call (800) 657-3812.  If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call (800) 657-3812 or write to the Fund at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.

Other Matters to Come Before the Meeting

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

PEACHTREE ALTERNATIVE STRATEGIES FUND

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) made as of [Date of Shareholder Approval], 2021, by and between Peachtree Alternative Strategies Fund, a Delaware statutory trust (the “Fund”), with its principal office and place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and HB Wealth Management, LLC, a Georgia limited liability company, with its principal office and place of business at 3550 Lenox Rd, NE, Suite 2700, Atlanta, GA 30326 (the “Adviser”).

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company and may issue shares of beneficial interest, no par value;

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and is engaged in the business of rendering investment advice and investment management services as an independent contractor; and

WHEREAS, the Fund desires that the Adviser perform investment advisory services for the Fund, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Fund and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)       The Fund hereby appoints the Adviser, subject to the direction and control of the Fund’s Board of Trustees (“Board”), to manage the investment and reinvestment of the assets of the Fund and to provide other services as specified herein. The Adviser accepts this appointment and agrees to render its services for the compensation set forth herein. The Adviser shall for all purposes herein be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be an agent of the Fund.

(b)       In connection therewith, the Fund shall deliver to the Adviser copies of: (i) the Fund’s Agreement and Declaration of Trust and By-laws (collectively, as currently in effect and as amended from time to time, “Organic Documents”); (ii) the Fund’s current registration statement; (iii) the Fund’s current Prospectus and Statement of Additional Information (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) any shareholder service plan, distribution plan or similar documents adopted by the Fund with respect to the Fund (collectively, and as may be amended from time to time); and (v) all written policies and procedures adopted by the Fund that are relevant to the services provided by the Adviser (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures, collectively, as currently in effect and as amended for time to time, the “Procedures”).

The Fund shall also deliver to the Adviser: (vi) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons, appointing the Adviser and any subadviser (each a “Subadviser”) and approving this Agreement and any subadvisory agreement relating to the Fund (each, a “Subadvisory Agreement”); (vii) a certified copy of the resolutions of the Fund’s shareholder(s), if applicable, appointing the Adviser and each Subadviser; (viii) a copy of all proxy statements and related materials relating to the Fund; (ix) a certified copy of the resolution of the Board electing the officers of the Fund; and (x) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Fund shall furnish the Adviser with all amendments of or supplements to the foregoing except, in the case of item (x) the Fund provide only those amendments or supplements requested.

(c)       The Adviser has delivered to the Fund a copy of its: (i) Form ADV as most recently filed with the SEC, (ii) code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”) and (iii) compliance policies and procedures adopted and implemented by the Adviser pursuant to Rule 206(4)-7 under the Advisers Act (such compliance policies and procedures, collectively, the “Compliance Manual”). The Fund acknowledges receipt of the Adviser’s Form ADV, Code, and Compliance Manual.

The Adviser shall promptly furnish the Fund with all amendments of or supplements to the foregoing.

SECTION 2. DUTIES OF THE FUND

In order for the Adviser to perform the services required by this Agreement, the Fund: (i) shall cause all service providers to the Fund to furnish information to the Adviser and to assist the Adviser as may be reasonably requested by the Adviser; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Fund or any service provider to the Fund.

SECTION 3. DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 11 of this Agreement, the Adviser, at its own expense (except as provided herein), shall render the following services to the Fund:

(a)       The Adviser shall assume all investment duties and have full discretionary power and authority with respect to the investment of the assets of the Fund. Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of the Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest Fund assets in a manner reasonably consistent with the directions and policies set from time to time by the Board and any amendments thereto (“Board Policies”), the Organic Documents, the Prospectus, the Procedures (the Board Policies, the Organic Documents, the Prospectus, and the Procedures, collectively, the “Governing Documents”), and any other written guidelines or restrictions agreed to in writing by the Fund and the Adviser that are not inconsistent with the Governing Documents (the “Adviser Guidelines”), each as promptly provided to the Adviser by the Fund; (iii) determine the securities and other investments to be purchased, sold or otherwise disposed of including other investment funds (“Investment Funds”) and the timing of such purchases, sales and dispositions; (iv) to the extent applicable, vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with such proxy voting policies and procedures approved by the Board; (v) promptly issue settlement instructions to custodians designated by the Fund, where applicable; (vi) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements, where applicable; and (vii) take such further action, including, to the extent applicable, the placing of purchase and sale orders, selecting broker-dealers to execute, clear or settle such orders on behalf of the Fund, negotiating commission rates to be paid to broker-dealers, opening, maintaining and closing trading accounts in the name of the Fund, and executing for the Fund, as its agent and attorney-in-fact, subscription documents related to the Investment Funds and standard dealer or institutional customer agreements with broker-dealers, each as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

Subject to the supervision of the Board, the Adviser shall have full discretion and authority to enter into agreements with the Investment Funds to irrevocably forego the Fund’s right to vote its interests or shares of the Investment Funds.

(b)       In effecting transactions on behalf of the Fund, to the extent that the Adviser uses a broker-dealer to effect a transaction, the Adviser’s primary consideration shall be to seek best execution, where applicable. In selecting broker-dealers to execute transactions (where applicable), the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the full range of brokerage services offered by the broker-dealer. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and applicable regulations and interpretations, the Adviser may allocate brokerage on behalf of the Fund to a broker-dealer who provide research services to the Fund and/or other accounts over which the Adviser or any of its affiliated persons exercise investment discretion. Subject to compliance with Section 28(e) and where applicable, the Adviser may cause the Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients.

The Adviser may aggregate sales and purchase orders of the assets of the Fund, where applicable, with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliated persons. Whenever aggregating sales and purchase orders of the Fund with similar orders for other accounts advised by the Adviser or its affiliates, the orders shall be allocated as to price and amount among all such accounts in a manner believed to be equitable to the Fund and such other accounts.

(c)       The Adviser shall report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and shall also keep the Board informed of important developments affecting the Fund and the Adviser, and on its own initiative, or as requested by the Board, shall furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual investments comprising the Fund’s portfolio, including but not limited to the investments in Investment Funds, the performance of the Fund’s portfolio and the underlying Investment Funds, the investment strategies and holdings of the Investment Funds, or otherwise. The Adviser shall also furnish the Board with such available statistical and analytical information with respect to investments of the Fund, including but not limited to the underlying Investment Funds, as the Adviser may believe appropriate or as the Board reasonably may request. In providing investment advisory services pursuant to this Agreement, the Adviser shall comply with: (i) the Board Policies, the Organic Documents, the Fund’s investment objective, investment policies, and investment restrictions as set forth in the Prospectus, the Adviser Guidelines, and the Procedures, each as promptly provided to the Adviser by the Fund; (ii) the 1940 Act; (iii) the Advisers Act; (iv) the Securities Act; (v) the 1934 Act; (vi) the Internal Revenue Code of 1986, as amended; and (vii) other applicable laws.

(d)       The Adviser shall report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement. The Adviser shall notify the Fund as soon as reasonably practicable, and where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser.

(e)       The Adviser shall maintain the Compliance Manual that includes policies and procedures relating to the services it provides to the Fund that are reasonable designed to prevent violations of the federal securities laws as defined in Rule 38a-1 under the 1940 Act (“Federal Securities Laws”) as they relate to the Fund, and shall appoint persons to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge the administration of such policies and procedures.

(f)       The Adviser shall provide the Fund’s chief compliance officer (the “Fund CCO”), upon reasonable request, with direct access to the Adviser’s chief compliance officer and, upon reasonable request, shall provide the Fund CCO, at its own expense, with information the Fund CCO reasonably believes is required to administer the Fund’s compliance program implemented pursuant to Rule 38a-1 under the 1940 Act including, without limitation: (i) periodic reports/certifications regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance program as set forth in the Compliance Manual; and (ii) special reports in the event of any Material Compliance Matter (as defined in Rule 38a-1 under the 1940 Act). Upon the written request of the Fund, the Adviser shall also permit the Fund or its representatives to examine the reports required to be made to the Adviser under the Code.

(g)       The Adviser shall maintain, or cause to be maintained, records relating to its duties hereunder (including portfolio transactions and placing and allocation of brokerage orders) as are required to be maintained by the Fund under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Fund pursuant to applicable law. To the extent required by applicable law, the books and records pertaining to the Fund which are in possession of the Adviser shall be the property of the Fund (the “Fund Records”). The Fund, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided promptly by the Adviser to the Fund or its representatives.

(h)       The Adviser shall cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(i)       The Adviser shall provide the Fund’s custodian and fund accountant, on each business day with such information relating to all transactions concerning the Fund’s assets and liabilities as the Fund’s custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Fund’s Valuation and NAV Error Correction Procedures, provided, however, the Adviser shall not be deemed to be the pricing agent for the Fund.

(j)       Except as permitted by the Procedures, the Adviser shall not disclose and shall treat confidentially all information specifically relating to the Fund’s investments including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other investments held by the Fund, and any and all trades effected for the Fund (including past, pending and proposed trades). The foregoing shall not in any way restrict the Adviser’s ability to disclose information relating to Fund assets to the extent that such assets are held in other accounts managed or advised by the Adviser.

(k)       The Adviser shall, consistent with the Procedures: (i) cooperate with and provide reasonable assistance to the Fund’s administrator, custodian, fund accountant transfer agent and pricing agents and all other agents and representatives of the Fund; (ii) provide such persons with Fund data as they may reasonably deem necessary to the performance of their obligations to the Fund; and (iii) maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

(l)       The Adviser agrees that it will notify the Fund CCO as soon as reasonably possible of any information security event that involves the loss of, theft of, unauthorized access to or unauthorized disclosure or use of any Fund-related information technology, resources or data, and that could reasonably be expected to have the potential to have a material adverse impact on the

Fund or its shareholders (an “Event”), and (b) keep the Fund CCO reasonably apprised of the Adviser’s response to the Event, including the Adviser’s assessment of the impact of the Event on the Fund and the Adviser’s remediation efforts. Should it be determined that the Event has adversely impacted or breached the confidentiality, integrity or availability of confidential Fund or shareholder information, the Fund CCO will promptly notify the Board, and, working in conjunction with the Adviser, will ensure that all appropriate notifications under state and federal laws are made and take such other actions as may be necessary or appropriate to mitigate legal and business risks relating to the Event.

(m)       The Adviser agrees that it will notify the Fund CCO as soon as reasonably possible if it becomes aware of (a) any cybersecurity, related incident or event (other than an Event) that could reasonably be expected to have a material adverse impact on the ability of the Adviser to provide required services to the Fund or its shareholders, or the quality of such services; (b) any such incident or event that results in a violation of any law, rule or regulation applicable to the Fund or applicable to the Adviser in providing services to the Fund (or adversely affects the Adviser’s ability to comply with any such law, rule or regulation); or (c) any material weaknesses in its cybersecurity procedures.

SECTION 4. COMPENSATION

(a)       In consideration of the foregoing, the Fund shall pay the Adviser a fee at an annual rate as listed in Appendix A hereto (the “Advisory Fee”), which shall be based on the Fund’s net asset value as of the end of each month. The Advisory Fee shall be accrued monthly and paid monthly in arrears by the Fund no later than the fifteenth day of each calendar month for services performed hereunder during the prior calendar month. If the Advisory Fee begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, the Advisory Fee to be received by the Adviser for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated based on the number of days the Agreement is in effect during that month as a percentage of the total number of days in that month. Upon the termination of this Agreement, the Fund shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)       The Adviser shall reimburse expenses of the Fund or waive its Advisory Fee to the extent necessary to maintain the Fund’s expense ratio at an agreed-upon amount for a period of time specified in a separate expense limitation agreement (“Expense Limitation Agreement”). The Adviser’s reimbursement of the Fund’s expenses shall be estimated and paid to the Fund monthly in arrears, at the same time as the Fund’s payment to the Adviser for such month. Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation may be subject to reimbursement by the Fund consistent with the terms of the Expense Limitation Agreement.

(c)       The fee payable to the Adviser under this Agreement may be reduced to the extent of any receivable owed by the Adviser to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.

(d)       No fee shall be payable hereunder with respect to that portion of Fund assets which are invested in any other account or other investment company for which the Adviser serves as investment adviser or subadviser and for which the Adviser already receives an advisory fee.

SECTION 5. EXPENSES

(a)               The Adviser shall pay its own expenses in connection with rendering the services to be provided by it pursuant to this Agreement, provided, however, that the Fund, and not the Adviser, shall bear: (1) travel expenses of employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof; (2) travel expenses of employees of the Adviser to the extent that such expenses relate to “on-site” due diligence performed by the Adviser (e.g., travelling to meet with the investment manager of an underlying fund or potential underlying fund); and (3) other expenses related to the performance of due diligence services (e.g., background checks of individuals associated with an underlying fund or potential underlying fund). In addition, the Adviser shall be responsible for: (i) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser (unless such cost is otherwise allocated by the Board); (ii) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iii) amendments to the Fund’s registration statement (other than amendments implemented in connection with the annual registration statement update) or supplements to the Prospectus as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Board); and (iv) the dissemination of such Updates (unless such cost is otherwise allocated by the Board).

(b)       The Fund shall be responsible for and assumes the obligation for payment of all of its expenses not specifically waived, assumed or agreed to be paid by the Adviser, including but not limited to: (i) the Advisory Fee payable under this Agreement; (ii) the fees payable to an administrator under an agreement between the administrator and the Fund; (iii) expenses of issuance, transfer, repurchase and redemption of Fund shares (including tender offer expenses); (iv) interest charges, taxes, brokerage fees and commissions, dividends on short sales, and other fees and expenses incurred in connection with borrowings or the acquisition, holding, and disposition of securities and other investments; (v) premiums of insurance for the Fund, its Trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Fund’s independent public accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees and expenses of a third party unaffiliated with the Adviser who will perform certain operational due diligence, research and risk management services (whether hired by the Adviser (so long as approved by the Board) or the Fund); (viii) fees of pricing, interest, dividend, credit and other reporting services; (ix) costs of membership in trade associations; (x) acquired fund fees and expenses (as such term is used in Form N-2); (xi) telecommunication and transmission expenses; (xii) auditing, legal and compliance expenses; (xiii) costs of forming the Fund and maintaining its existence; (xiv) costs of preparing, filing, printing and mailing the Fund’s Prospectus, subscription application forms and shareholder reports, and other communications and delivering them to shareholders, whether of record or beneficial; (xv) expenses of meetings of shareholders and proxy solicitations therefor; (xvi) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of shares and of preparing tax returns; (xvii) costs of reproduction, stationery, supplies and postage; (xviii) fees and expenses of the Fund’s Trustees and officers; (xiv) costs of Board, Board committee and other corporate meetings; (xx) SEC registration fees and related expenses; (xxi) state, territory or foreign securities laws registration fees and related expenses; (xxii) all fees and expenses paid by the Fund in accordance with any distribution or shareholder service plan or similar agreement or plan; and (xxiii) all other costs of its operations including any extraordinary and non-reoccurring expenses including litigation, proceedings, claims and indemnification obligations to its Trustees, officers, and service providers, except as herein otherwise prescribed.

(c)               To the extent that the Adviser pays fees, in addition to any distribution or servicing fees paid by the Fund, to a third party, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other servicing or distribution services, the Adviser shall report such payments (and to which third parties) regularly to the Fund.

SECTION 6. STANDARD OF CARE

(a)       The Adviser shall not be liable hereunder to the Fund or any of the Fund’s shareholders for any mistake of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken or in any event whatsoever in the absence of: (i) bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or (ii) the Adviser’s reckless disregard of its duties and obligations under this Agreement. The Adviser acknowledges that federal and certain state securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or the Fund’s shareholders may have under applicable federal or state securities laws.

(b)       The Adviser shall not be liable to Fund or the Fund’s shareholders for the errors of other service providers to the Fund, including the errors of pricing services, the administrator, the fund accountant, the custodian or the transfer agent to the Fund unless such errors arise from the Adviser providing false or misleading information to such service providers. The Adviser shall not be liable to the Fund or any of the Fund’s shareholders for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Fund (other than a duly authorized Fund officer that is also a member of, affiliated with or interested person of the Adviser, its affiliates, or successors thereto; (ii) the advice of counsel to the Fund; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c)       The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 7. INDEMNIFICATION

(a)               The Adviser shall indemnify the Fund and its officers, directors, employees, affiliates and agents (each, a “Fund Indemnitee”) for, and shall defend and hold each Fund Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Fund Indemnitee and arising from or in connection with the performance of this Agreement or a Subadvisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or gross negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the breach of its fiduciary duty to the Fund under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Fund’s bad faith, willful misfeasance, or gross negligence in the performance of its duties under this Agreement or the Fund’s reckless disregard of its duties or obligations under this Agreement.

(b)       The Fund shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or gross negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

(c)       Upon the assertion of a claim for which a party may be required to indemnify an Fund Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a) and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

SECTION 8. EFFECTIVENESS, DURATION AND TERMINATION

(a)       This Agreement shall become effective as of the date first written above after approval (i) by a vote of the majority of those Trustees of the Fund who are not parties to this Agreement or interested persons of such party (other than as Trustees of the Fund) cast in person at a meeting called for the purpose of voting on the Agreement, and (ii) if required by the 1940 Act or applicable SEC staff interpretations thereof, by vote of a majority of the outstanding voting securities of the Fund.

(b)               This Agreement shall remain in effect for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods thereafter; provided, however, that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Fund’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Fund) by votes cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuation of this Agreement is not approved, the Adviser may continue to render the services described herein in the manner and to the extent permitted by applicable law.

(c)       This Agreement may be terminated immediately by the Fund if the Board, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Adviser under this Agreement, fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Advisers Act; provided that the Adviser shall have the opportunity, within ten days of receipt of a written notice describing any such failure and the reasons therefor in reasonable detail, to cure the failure that is the subject of such notice.

(d)       This Agreement may also be terminated at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to the Adviser; or (ii) by the Adviser on sixty days’ written notice to the Fund. This Agreement shall terminate immediately upon its assignment.

SECTION 9. ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

SECTION 10. REPRESENTATIONS OF ADVISER.

(a)       The Adviser represents and warrants that it: (i) is registered as an investment adviser under the Advisers Act (and shall continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and shall seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) shall promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) shall promptly notify the Fund if the Adviser is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (vi) shall promptly notify the Fund of any material fact known to the Adviser regarding or relating to the Adviser that would make any written information provided to the Fund materially inaccurate or incomplete or if any written information becomes untrue in any material respect; (vii) shall promptly notify the Fund if the Adviser suffers a material adverse change in its business that would materially impair its ability to perform its duties under the Agreement; (viii) has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) a Code that complies with the requirements of Rule 17j-1 under the 1940 Act; and (ix) it has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) policies and procedures reasonably designed to prevent violations of Federal Securities Laws by the Adviser, its employees, officers, and agents as may be required by Rule 206(4)-7 under the Adviser Act. For purposes of this paragraph, a “material adverse change” shall include, but shall not be limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable quality.

(b)       Section 15(f). In accordance with Section 15(f) of the 1940 Act, the Adviser covenants that, for a period of two years following the effective date of this Agreement, none of the Adviser or its affiliates will cause, and each of the foregoing shall use commercially reasonable efforts to prevent, any affiliate from engaging in or causing, any act, practice, or arrangement that imposes an “unfair burden” on the Fund within the meaning of Section 15(f) of the 1940 Act; provided, however, that if the Fund or Adviser shall have obtained an order from the SEC exempting it from the provisions of Section 15(f), then this covenant shall be deemed to be modified to the extent necessary to permit the applicable Party to act in a manner consistent with such exemptive order or legal opinion.

SECTION 11. SUBADVISERS

(a)       At its own expense (except that the Fund shall pay a fee to the Fund’s Subadviser), the Adviser may carry out any of its obligations under this Agreement by employing, subject to the approval, direction and control of the Board, one or more Subadvisers who are registered as investment advisers pursuant to the Advisers Act. The Adviser shall: (i) evaluate, select and recommend Subadvisers to manage all or a portion of the Fund’s assets; (ii) allocate and, when appropriate, reallocate the Fund’s assets among multiple Subadvisers; (iii) terminate any Subadviser; (iv) monitor and evaluate each Subadviser’s performance; and (v) implement procedures reasonably designed to help ensure that Subadvisers, in providing services to the Fund, comply with the Fund’s investment objective, investment policies, and investment restrictions documented in the Board Policies, the Organic Documents, the Prospectus, the Adviser Guidelines, and the Procedures, each as provided to the Adviser by the Fund; the 1940 Act; the Advisers Act, the Securities Act; the 1934 Act; the Internal Revenue Code of 1986, as amended; and other applicable laws. Despite the Advisor’s ability to employ Subadvisers to perform the duties set forth in Section 3 of this Agreement, the Adviser shall retain overall supervisory responsibility for the general management and investment of the Fund’s assets.

The Adviser shall be liable under this Agreement: (i) for its failure to exercise good faith in the employment of a Subadviser; (ii) for its failure to exercise appropriate supervision of a Subadviser; and (iii) as may be otherwise agreed by the Fund and the Adviser in writing.

(b)       Subject to the review and approval of the Board, the Adviser may (i) enter into and amend Subadvisory Agreements with new or current Subadvisers; and (ii) replace any Subadviser.

(c)       Each Subadviser’s employment shall be evidenced by a separate written agreement approved by the Board and, to the extent required by law or regulation, by the shareholders of the Fund.

(d)       The Sub-Advisory fee that is paid to the Sub-Advisor will be paid out of the Fund’s Management Fee. Any fee paid to a Sub-advisor will not increase the overall management fee of the Fund. Rather, it will decrease the portion of the Management Fee that is payable to the Adviser.

SECTION 12. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Fund and the shareholders of the Fund shall not be personally liable for any obligations of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund in settlement of such rights or claims, and not to the Trustees of the Fund or the shareholders of the Fund.

SECTION 13. RIGHTS TO NAME

(a)       If the Adviser ceases to act as investment adviser to the Fund whose name includes the term “Peachtree” (the “Mark”) or, if the Adviser requests in writing, the Fund shall take prompt action to change the name of the Fund and the Fund to a name that does not include the Mark or any variation thereof. In its sole discretion, the Adviser may from time to time make available, without charge, for use by the Fund and the Fund other marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate (“Other Marks”). Upon the Adviser’s written request, the Fund shall cease to use any Mark or Other Marks. The Fund acknowledges that any rights in the Mark and Other Marks which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Marks and Other Marks without the consent of or notice to the Fund. The Fund shall not use the Mark or Other Marks in conducting any business other than that of an investment company registered under the 1940 Act without the consent of the Adviser.

(b)       Except as reasonably required to perform, or as appropriate in the performance of its duties, obligations and rights pursuant to this Agreement, the Adviser shall not use the name of the Fund or the Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Fund prior thereto in writing; provided however, that the approval of the Fund shall not be required for uses of the Fund’s or the Fund’s name which merely refer in accurate and factual terms to the Fund and the Fund in connection with Adviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

SECTION 14: AFFILIATIONS OF PARTIES

Subject to and in accordance with the Organic Documents, the governing documents of the Adviser, and the 1940 Act: (a) the Trustees, officers, or agents of the Fund or shareholders of the Fund are or may be interested in the Adviser or any successor thereof as directors, officers, shareholders or otherwise; (b) the directors, officers, agents, shareholders of the Adviser are or may be interested in the Fund or the Fund as Trustees or officers of the Fund, shareholders of the Fund or otherwise; and (c) the Adviser or any successor and its affiliated persons are or may be interested in the Fund and the Fund as shareholders of the Fund or otherwise. Such a relationship shall be governed by the aforementioned governing instruments.

SECTION 15. CONFIDENTIALITY

(a)       Except as expressly provided otherwise herein, a party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own non-public information (“Confidential Information”) of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where permitted by law, order, or demand of any governmental or regulatory authority, or as required or permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party.  If any party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the party receiving such a request or demand shall endeavor to notify the applicable party and to secure instructions to produce the requested confidential information from that party or an authorized person of that party.

(b)               Each party shall notify the other party promptly if the other party’s confidential information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for.  Each party shall have the right to disclose another party’s confidential information to its employees, officers, directors, advisers, attorneys, consultants, vendors, affiliates, and third party service providers (the “Representatives”) who have an obligation to keep such confidential information confidential in accordance with the terms of this Agreement or substantially similar terms.  Each Party shall be liable for a breach of confidentiality by its Representatives.

(c)               The Fund consents to the disclosure by the Adviser to third parties of its investment results from management of Fund assets: (i) as part of composite investment results; or (ii) otherwise, if approved in advanced by the Fund, which such approval shall not be unreasonably withheld.  Each Party consents to the disclosure to third parties of its relationship with the other Party, including the value of Fund assets, collectively, managed by the Adviser from time to time.

SECTION 16. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (“SOX”), and the implementing regulations thereunder, the Fund is required to make certain certifications and has adopted disclosure controls and procedures (“DCP”). To the extent reasonably requested by the Fund, the Adviser agrees to use its commercially reasonable efforts to assist the Fund in complying with SOX and implementing the DCP. The Adviser agrees to inform the Fund of any material developments relating to the services it provided under this Agreement that the Adviser reasonably believes is relevant to the Fund’s certification obligations under SOX.

SECTION 17. DELEGATION OF CERTAIN OPERATIONAL DUE DILIGENCE, RESEARCH AND RISK MANAGEMENT SERVICES.

(a)       The Adviser may delegate certain of its obligations under this Agreement by employing, subject to the approval, direction and control of the Board, a third party unaffiliated with the Adviser to perform certain operational due diligence, research and risk management services. Such third party shall not perform services causing it to be considered an adviser under the 1940 Act. Despite the Adviser’s ability to employ such third party, the Adviser shall retain overall supervisory responsibility for the general management and investment of the Fund’s assets.

(b)       Should the Fund contract directly with such third party, then the Adviser shall only be liable with respect to such third party for its failure to exercise appropriate supervision of such third party. Should the Adviser contract directly with such third party, then the Adviser shall be liable for the actions or inactions of such third party.

(c)       As set forth in Section 5(b), to the extent approved by the Board, the Fund shall pay the fees and expenses of such third party.

SECTION 18. MISCELLANEOUS

(a)       No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both Parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund.

(b)       Neither party to this Agreement shall be liable to the other Party for consequential damages under any provision of this Agreement.

(c)               This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware; provided, however, that applicable federal law shall apply if such law preempts relevant state law.

(d)       This Agreement constitutes the entire agreement between the Parties hereto and supersedes any prior agreement between those Parties with respect to the subject matter hereof, whether oral or written.

(e)       This Agreement may be executed by the Parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)       If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(g)       Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)       Notices, requests, instructions and communications received by the Parties at their respective principal places of business, as indicated above, or at such other address as a Party may have designated in writing, shall be deemed to have been properly given.

(i)       The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(j)       Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the Party indicated and that their signature shall bind the Party indicated to the terms hereof and each Party hereto warrants and represents that this Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(k)       The provisions of Sections 3(g)-(i), 3(k), 6, 7, the second paragraph of Section 11(a), Sections 12-13, and Sections 15-18 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

PEACHTREE ALTERNATIVE STRATEGIES FUND

____________________________________

Name: Ford Donohue

Title: President

HB WEALTH MANAGEMENT, LLC

____________________________________

By:

Title:

DRAFT

PEACHTREE ALTERNATIVE STRATEGIES FUND

INVESTMENT ADVISORY AGREEMENT

Appendix A

Fund	Fee[1]
Peachtree Alternative Strategies Fund	0.75% of the Fund’s net assets. This amount will be reduced by any Sub-Advisory Fee paid to the Subadviser.

[1] Calculated as set forth in the Prospectus.

DRAFT

EXHIBIT B

FORM OF NEW EXPENSE LIMITATION AGREEMENT

PEACHTREE ALTERNATIVE STRATEGIES FUND

EXPENSE LIMITATION AGREEMENT

THIS AGREEMENT is made and entered into effective as of [__________], 2021, by and between Peachtree Alternative Strategies Fund (the “Fund”) and HB Wealth Management, LLC (the “Adviser”), a Georgia limited liability company.

WHEREAS, the Fund is a Delaware statutory trust organized under an Agreement and Declaration of Trust dated as of August 10, 2016 (the “Trust Instrument”), and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company; and

WHEREAS, the Fund and the Adviser have entered into an Investment Advisory Agreement dated [__________], 2021 (“Advisory Agreement”), pursuant to which the Adviser provides investment advisory services to the Fund; and

WHEREAS, the Fund’s Board of Trustees (the “Board”) and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to limit the expenses of the Fund and, therefore, have entered into this Agreement in order to maintain the Fund’s expense ratio within the Operating Expense Limit, as defined below;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                  EXPENSE LIMITATION.

a.	Applicable Expense Limit. To the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser and any subadviser, incurred by the Fund in any fiscal year, (but excluding (i) interest, (ii) taxes, (iii) portfolio transaction expenses, (iv) acquired fund fees and expenses and (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business (“Fund Operating Expenses”) exceed the Operating Expense Limit, as defined in Section 1(b) below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser. In determining the Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/service arrangements shall be added to the aggregate expenses so as not to benefit the Adviser. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Adviser.

b.	Operating Expense Limit. The Fund’s maximum operating expense limit (each an “Operating Expense Limit”) in a year shall be that percentage of the average daily net assets of the Fund as set forth on Appendix A attached hereto and incorporated by this reference.

DRAFT

c.	Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund shall be annualized as of the last Fund business day of the month. If the Fund’s annualized Fund Operating Expenses for any month exceeds the Operating Expense Limit of the Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Fund’s Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser shall also remit to the Fund an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund with respect to the previous fiscal year shall equal the Excess Amount.

2.       REIMBURSEMENT OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

a.	Reimbursement. If in any fiscal year in which the Advisory Agreement is still in effect, the estimated aggregate Fund Operating Expenses of the Fund for the fiscal year are less than the Operating Expense Limit for that year, the Adviser may be entitled to reimbursement by such Fund, in whole or in part as provided below, of the fees or expenses waived or reduced by the Adviser and other payments remitted by the Adviser to the Fund pursuant to Section 1 hereof. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of all fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund pursuant to Section 1 hereof, in the past three years, less any reimbursement previously paid by the Fund to the Adviser pursuant to this Section 2, with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount.

b.	Method of Computation. To determine the Fund’s accrual, if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of the Fund for any month are less than the Operating Expense Limit of the Fund, the Fund shall accrue into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of the Fund to an amount no greater than the Operating Expense Limit of that Fund, provided that such amount paid to the Adviser will in no event exceed

DRAFT

the total Reimbursement Amount. For accounting purposes, when the annualized Fund Operating Expenses of the Fund are below the Operating Expense Limit, a liability will be accrued monthly for these amounts.

c.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of the Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Operating Expense Limit.

d.	Limitation of Liability. The Adviser shall look only to the assets of the Fund for which it waived or reduced fees or remitted payments for reimbursement under this Agreement for payment of any claim hereunder, and neither the Fund, nor any of the Fund’s directors, officers, employees, agents, or shareholders, whether past, present or future shall be personally liable therefor.

2.                  TERM, MODIFICATION AND TERMINATION OF AGREEMENT.

This Agreement with respect to the Fund shall continue in effect until the expiration date set forth on Schedule A (the “Expiration Date”). The Board may terminate this agreement at any time. This Agreement shall terminate automatically upon the termination of the Advisory Agreement.

3.                  MISCELLANEOUS.

a.	Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.	Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Trust Instrument or the Fund’s By-laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

c.	Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

DRAFT

Signature Page to Follow

DRAFT

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

PEACHTREE ALTERNATIVE STRATEGIES FUND

______________________________

Name: Ford Donohue

Title: President

HB WEALTH MANAGEMENT, LLC

______________________________

Name:

Title:

9/29/21 Draft

Expense Limitation Agreement

between

Peachtree Alternative Strategies Fund

and

HB Wealth Management, LLC

Appendix A

Dated as of [___________], 2021

Fund	Operating Expense Limit	Effective Date	Expiration Date
Peachtree Alternative Strategies Fund – Institutional Shares	1.25%	[______]	[_____]

Peachtree Alternative Strategies

# PROXY CARD

**SIGN, DATE AND VOTE ON THE REVERSE SIDE**

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPSETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

## PROXY VOTING OPTIONS

1 **MAIL** your signed and voted proxy back in the postage paid envelope provided

3 By **PHONE** when you dial toll-free to reach an automated touchtone voting line

**CONTROL NUMBER** 12345678910

## Peachtree Alternative Strategies Fund

The undersigned, revoking prior proxies, hereby appoints Jesse Hallee and Thomas Sheehan, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Peachtree Alternative Strategies Fund (the "Fund") to be held at the offices of the Fund's administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 on November 19, 2021 at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

**Do you have questions?** If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free [________]. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 19, 2021. The proxy statement for this meeting is available at:

[______________________]

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Peachtree Alternative Strategies Fund

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

**THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

## THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]